SUPPLEMENT DATED SEPTEMBER 26, 2014 TO
DIRECTPOINT
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
(No Withdrawal Charge Contract)
INDIVIDUAL VARIABLE ANNUITY CONTRACTS
PROSPECTUS DATED MAY 1, 2014

1.)           Page 9 of the Prospectus is revised to add the following funds to the table:

Investment Account and Corresponding Fund Portfolio	Class Designation If Any (1)	Fund	Investment Adviser
TOPS Managed Risk Moderate Growth ETF	Class 2	Northern Lights Variable Trust	ValMark Advisers, Inc.
TOPS Managed Risk Balanced ETF	Class 2	Northern Lights Variable Trust	ValMark Advisers, Inc.
TOPS Managed Risk Growth ETF	Class 2	Northern Lights Variable Trust	ValMark Advisers, Inc.
1) Please refer to the Fund prospectus for a description of the class designation.

2.)           Page 27 of the Prospectus is revised to add the following Investment Advisers:

ValMark Advisers, Inc.;

3.)           Page 30 of the Prospectus is revised to add the following language:

Fund & Class Designation	Objective
TOPS Managed Risk Moderate Growth ETF – Class 2	Seeks capital appreciation with less volatility than the equity market as a whole.
TOPS Managed Risk Balanced ETF – Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS Managed Risk Growth ETF – Class 2	Seeks capital appreciation with less volatility than the equity market as a whole.

This supplement should be retained with the Prospectus for future reference.